                        SECURITIES amp; EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2002

                         GOLD ENTERTAINMENT GROUP, INC.
            ---------------------------------------------------------
               (Exact name of Registrant as specified in charter)

       Nevada                           0-29581                98-0206212
(State or other jurisdiction      (Commission File            (IRS Employer
     of incorporation)                 Number)           Identification Number)

   2805 East Oakland Park Boulevard, Suite 363, Ft. Lauderdale, Florida 33306
 -------------------------------------------------------------------------------------
                     (Address of Principal Executive Office)

                                 (954) 782-5802
                              --------------------
               (Registrant's telephone number including area code)

                       Advanced Medical Technologies, Inc.
                 735 St. Albans Drive, Boca Raton, Florida 33485
      --------------------------------------------------------------------
                     (Former name and address of Registrant)

                                       1

Item 1.  Change in Control of Registrant

          This Form 8-K/A amends and  supplements  the current  report on Form
8-K dated April 5, 2002 to include Item 7(a) Financial Statements of Business
Acquired.

          On April 5, 2002,  the Stock  Exchange  and Merger  Agreement  entered into between Gold Entertainment Group, Inc. (the "Company") and Advanced
Medical Technologies, Inc., was filed with the Nevada Secretary of State. Advanced
Medical Technologies, Inc., has amended its name to Gold Entertainment Group, Inc.
The merger documents have been filed as an exhibit hereto.

          The Company  intends to engage in the business of providing  pre-paid
Internet access cards to be marketed through retail locations. The Company further intends to establish a network of distributors to market a variety of the
Company's pre-paid Internet access cards through their existing channels.
To accomplish this, the Company intends to build on existing relationships with potential distributors and to focus on strategic partnerships for distribution, marketing and billing systems.

Item 6.    Resignations of Registrant's Directors

          As a result of the merger,  new officers were elected and the Company accepted the resignation of the sole officer/director, Donald Brumlik, President and Director. The Company elected the following individual to serve in the following capacities:

   Hamon Francis Fytton                        President, Secretary and Director
       Marc Boyer                                            Director

Item 7.  Financial Statements and Exhibits

(a)  Financial statements of business acquired

(b)  Pro forma financial information
     None

(c)  Exhibits
     None

                                       2

                                    SIGNATURE

          Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the  Registrant has duly caused this Report on Form 8_K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  GOLD ENTERTAINMENT GROUP, INC.

              Date: July 31, 2002   By:  /s/ Hamon Francis Fytton
              -------------------
                                             Hamon Francis Fytton, President and Director

                                       3

                         GOLD ENTERTAINMENT GROUP, INC.
                              ( A Private Company )

                              FINANCIAL STATEMENTS

                                JANUARY 31, 2002

                              BAUM amp; COMPANY, P.A.
                          Certified Public Accountants
                        1515 University Drive - Suite 209
                          Coral Springs, Florida 33071
                                 (954) 752-1712

                          INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders of
Gold Entertainment Group, Inc.
Pompano Beach, Florida

We have audited the accompanying balance sheet of Gold Entertainment Group,
Inc. as of January 31, 2002 and the related statements of operations, stockholders'
equity and cash flows for the period ended July 25, 2001 (Inception) to
January 31, 2002. These financial statements are the responsibility of the
Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly in all material respects the financial position of Gold Entertainment Group, Inc., as of January 31, 2002
and the results of its operations and cash flows from the period commencing July
25, 2001 (Inception) to January 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ Baum amp; Company, P.A.

Coral Springs, Florida
June 1,  2002

                                       F-1

                         GOLD ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                JANUARY 31, 2002

                                     ASSETS

Current Assets:
     Cash                                                    $        394
                                                             ------------

         Total Assets                                        $        394
                                                             ============

           (LIABILITIES AND STOCKHOLDERS' EQUITY (ACCUMULATED DEFICIT)

Current Liabilities:
     Account payable                                          $      - 0 -
                                                              ------------

         Total Liabilities                                    $      - 0 -
                                                              ------------

Stockholders' Equity:

     Common Stock, $.0001 par value, authorized 20,000,000
         shares, issued and outstanding                                525
     Additional paid in capital                                     31,702
     Deficit accumulated during development stage                  (31,833)
 Total Stockholders' Equity (deficit)                                  394
                                                              -------------
     Total Liabilities and Stockholders' Equity               $        394
                                                               ============

                 See accompanying notes to financial statements

                                      F-2

                       ADVANCED MEDICAL TECHNOLOGIES, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
                    FOR THE PERIOD JULY 25, 2001 (INCEPTION)
                               TO JANUARY 31, 2002

Revenue                                                      $        - 0 -
Operating Expenses                                                   31,833
                                                               ------------

Net Income (Loss) before provision for income taxes                 (31,833)

Provision for income taxes                                            - 0 -
                                                               -------------
Net Income (Loss)                                               $   (31,833)
                                                                ===========

Earnings (Loss) per share                                       $      (NIL)
                                                                ============
Weighted average number of shares                                 5,250,000
                                                                  =========

                 See accompanying notes to financial statements

                                      F-3

                         GOLD ENTERTAINMENT GROUP, INC.
                           (DEVELOPMENT STAGE COMPANY)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
        'PERIOD COMMENCING JULY 25, 2001 (INCEPTION) TO JANUARY 31, 2002

                                                          Accumulated
                                                          Additional    Deficit During         Total
                                            Common         Paid - In     Development        Stockholders'
                                Shares    Stock Amount      Capital         Stage          Equity (Deficit)
                              ---------   -------------  ------------  -----------------   ----------------

Beginning balance
July 25, 2001 (Inception)        - 0 -       $  - 0 -        $  - 0 -      $  - 0 -           $  - 0 -

Issuance of common
stock for cash July 2001     5,000,000            500          29,227         - 0 -             29,727

Issuance of common
stock for services
July 2001                      250,000             25           2,475         - 0 -              2,500

Net operating loss from inception to
     January 31, 2002            - 0 -          - 0 -           - 0 -       (31,833)           (31,833)
                             ---------         --------       --------     ----------           --------

Balance January 31, 2002     5,250,000          $ 525        $ 31,702     $ (31,833)             $ 394
========================    ==========         ========       ========     ==========           ========

                 See accompanying notes to financial statements

                                       F-4

                         GOLD ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
                   PERIOD COMMENCING JULY 25, 2001 (INCEPTION)
                                JANUARY 31, 2002

Cash Flows from Operations:

Net income (loss)                                                 $ (31,833)

Adjustments to Reconcile Net Loss to Net
Cash Used for Operating Activities:

     Common stock issued for services                                 2,500
                                                                ------------

         Total cash flows from operations                           (29,333)
                                                                ------------

Cash flow from Financing Activities:
     Proceeds from common stock                                      29,727
                                                                ------------
     Total cash flows from financing activities                      29,727
                                                                ------------

Net change in cash                                                      394

Cash -  beginning                                              $      - 0 -
                                                                ------------

Cash -  ending                                                  $       394
                                                                ============

Schedule of Noncash Investing and Financing

                 See accompanying notes to financial statements

                                      F-5

                         GOLD ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

              Organization and Operations

              The Company was incorporated under the laws of the State of Nevada on July 25, 2001  authorized common stock of 200,000,000 shares at
              $0.0001 par value.

              The Company was organized formerly for  the purpose of establishing a multimedia internet bases communication network between the healthcare industry manufacturers and the key base managers in the medical field to advertise and promote the manufacturers products.

              Development Stage

              The Company is in the development stage.  The Company since inception has not commenced its operations, nor has generated sufficient working capital to pursue its business objectives.  The accumulated deficit during its development stage if $31,833.

              Basis of Accounting

              The Company's policy is to prepare its financial statements using the accrual basis of accounting in accordance with generally accepted accounting principles.  The Company has elected January 31 at its annual year-end.

              Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

              Cash and Equivalent

              Cash and cash equivalents include cash and cash in banks.  The Company maintains cash and cash equivalent balances at a financial institution that is insured by the Federal Deposit Insurance Corporation up to
              $100,000.  At January 31, 2002, there is no concentration of credit risk from uninsured bank balances.

                                      F-6

                         GOLD ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2002

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

              Net Earnings (Losses) Per Share

              The Company reports its net earnings (losses) per share in accordance with SFAS No. 128 "Earnings per Share."  Basic net earnings (losses)
              per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding.

              The Company reports its net earnings (losses) per share in accordance with SFAS No. 128 "Earnings Per Share".  Basic net earnings (losses)
              per share is computed by dividing net income (loss) available to common stockholders by the weighted averaged number of common shares outstanding.

              Diluted earnings (losses) per share is computed similar to basic earnings (losses) per share except that the denominator is increased to include the number of additional common shares that would have been outstanding.  As of January 31, 2002 there are no outstanding stock options or stock warrants that would have affected our computation.

NOTE 2 - INCOME TAX

              In February 1992, the Financial Standards Board issued Statement of
              Financial Accounting Standards No. 109, "Accounting for Income Taxes."
              Under SFAS No. 109, deferred assets and liabilities are recognized for the estimated future tax consequences between the financial statement carrying amounts of the existing assets and their respective basis.

              Deferred assets and liabilities are measured using enacted tax rates in effect for the year in which temporary differences are expected to be recovered or settled.  Under SFAS No. 109, the effect on deferred assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date.

              The Company has a net operating loss carry forward of $31,833 which is offset by a 100% valuation allowance due to the uncertainty surrounding the ultimate realization of these assets.  The loss carryforward expires in 15 years.

                                      F-7

                         GOLD ENTERTAINMENT GROUP, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 2002

NOTE 3 - RELATED PARTY TRANSACTIONS
              The Company has assumed the obligation for the lease payments for its office facilities for Sushee, Inc. a stockholder's related company.
              The annual rent obligation is $8,268.

NOTE 4 - SUBSEQUENT EVENTS

                                Merger Agreement

              On March 26, 2002, the Company entered into a merger agreement with
              Advanced Medical Technologies, Inc. (a Nevada Corporation) (a public
              Company).  As part of the agreement, the Company will required that
              "Advanced" will divest itself of all of its assets, terminate their
              Board of Directors and exchange all stock to "Gold" stockholders.

              Additionally, "Gold" will cease to exist and "Advanced" will be the survivor corporation and will change its name to Gold Entertainment
              Group, Inc.